REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board
of Trustees of Gottex Multi-Asset
Endowment Master Fund:

In planning and performing our
audit of the financial statements
of Gottex Multi-Asset Endowment
Master Fund (the Fund) as of
March 31, 2012 and for the
period from January 1, 2012
(commencement of operations)
to  March 31, 2012,
in accordance with the standards
of the Public Company Accounting
Oversight Board (United States),
we considered the Funds internal
control over financial reporting,
including controls over safeguarding
securities, as a basis for
designing our auditing procedures
for the purpose of expressing our
opinion on the financial statements
and to comply with the requirements
of Form N-SAR, but not for the
purpose of expressing an opinion
on the effectiveness of the Funds
internal control over financial
reporting. Accordingly, we express
no such opinion.

The management of the Fund is
responsible for establishing
and maintaining effective internal
control over financial reporting.
In fulfilling this responsibility,
estimates and judgments by
management are required to
assess the expected benefits
and related costs of controls.
A funds internal control over
financial reporting is a process
designed to provide reasonable
assurance regarding the
reliability of financial reporting
and the preparation of financial
statements for external purposes
in accordance with generally
accepted accounting principles.
A funds internal control over
financial reporting includes
those policies and procedures that
(1) pertain to the maintenance
of records that, in reasonable
detail, accurately and fairly
reflect the transactions and
dispositions of the assets of
the fund (2) provide reasonable
assurance that transactions are
recorded as necessary to permit
preparation of financial statements
in accordance with generally
accepted accounting principles,
and that receipts and expenditures
of the fund are being made only in
accordance with authorizations
of management and trustees of
the fund and (3) provide
reasonable assurance regarding
prevention or timely detection
of unauthorized acquisition,
use, or disposition of a funds
assets that could have a material
effect on the financial statements.

Because of its inherent limitations,
internal control over financial
reporting may not prevent or
detect misstatements. Also,
projections of any evaluation of
effectiveness to future periods
are subject to the risk that
controls may become inadequate
because of changes in conditions,
or that the degree of compliance
with the policies or procedures
may deteriorate.

A deficiency in internal control
over financial reporting exists
when the design or operation of a
control does not allow management
or employees, in the normal
course of performing their
assigned functions, to prevent
or detect misstatements on a
timely basis. A material weakness
is a deficiency, or a combination
of deficiencies, in internal
control over financial reporting,
such that there is a reasonable
possibility that a material
misstatement of a funds annual
or interim financial statements
will not be prevented or
detected on a timely basis.

Our consideration of the Funds
internal control over financial
reporting was for the limited
purpose described in the first
paragraph and would not necessarily
disclose all deficiencies in
internal control that might be
material weaknesses under
standards established by the
Public Company Accounting Oversight
Board (United States). However,
we noted no deficiencies in the
Funds internal control over
financial reporting and its
operation, including controls for
safeguarding securities that we
consider to be a material weakness,
as defined above, as of
March 31, 2012.

This report is intended solely
for the information and use of
management, the Board of Trustees
of Gottex Multi-Asset Endowment
Master Fund, and the Securities
and Exchange Commission and is
not intended to be and should not
be used by anyone other than
these specified parties.



/s/ Deloitte & Touche LLP

Boston, Massachusetts
May 30, 2012